UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02736
                 ---------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                      Petroleum & Resources Corporation
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2005

Date of reporting period: December 31, 2005

Item 1: Reports to Stockholders

                               2005 AT A GLANCE
--------------------------------------------------------------------------------



THE CORPORATION

.. a closed-end equity investment company emphasizing natural resources stocks
.. objectives:    preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover
STOCK DATA (12/31/05)

                         NYSE Symbol.............. PEO
                         Market Price ......... $32.34
                         52-Week Range $25.55 - $35.40
                         Discount ............... 8.2%
                         Shares Outstanding 21,621,072
SUMMARY FINANCIAL INFORMATION

                                                    Year Ended December 31
                                                       2005             2004
       ------------------------------------------------------------------------
       Net asset value per share               $      35.24     $      28.16
       Total net assets                         761,913,652      618,887,401
       Unrealized appreciation                  428,811,345      275,422,891
       Net investment income                     11,391,783        8,924,453
       Total realized gain                       26,239,852       18,979,327
       Total return (based on market value)           32.3%            14.4%
       Total return (based on net asset value)        32.0%            23.3%
       Expense ratio                                  0.59%            0.56%

       ------------------------------------------------------------------------

2005 DIVIDENDS AND DISTRIBUTIONS

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2005        $0.06    Long-term capital gain
             March 1, 2005         0.02    Short-term capital gain
             March 1, 2005         0.05    Investment income
             June 1, 2005          0.13    Investment income
             September 1, 2005     0.13    Investment income
             December 27, 2005     1.00    Long-term capital gain
             December 27, 2005     0.14    Short-term capital gain
             December 27, 2005     0.25    Investment income

             -----------------------------------------------------
                                  $1.78

             -----------------------------------------------------

2006 ANNUAL MEETING OF STOCKHOLDERS

Location: Gaylord Palms Hotel Resort & Convention Center, Orlando, Florida
Date: March 28, 2006
Time: 11:00 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  TEN LARGEST PORTFOLIO HOLDINGS (12/31/05)

                                       Market Value % of Net Assets
             ------------------------------------------------------
             Exxon Mobil Corp.         $ 64,033,800       8.4
             BP plc ADR                  38,532,000       5.0
             Chevron Corp.               36,048,950       4.7
             ConocoPhillips              29,671,800       3.9
             Schlumberger Ltd.           27,202,000       3.6
             BJ Services Co.             27,135,800       3.6
             EOG Resources, Inc.         25,312,650       3.3
             Devon Energy Corp.          22,201,700       2.9
             Burlington Resources Inc.   21,274,160       2.8
             Nabors Industries Ltd.      19,695,000       2.6
                                       ------------      ----
               Total                   $311,107,860      40.8%
                                       ------------      ----


  SECTOR WEIGHTINGS (12/31/05)

       [CHART]

Internationals               22.4%
Domestics                    11.3%
Producers                    20.3%
Distributors                 12.3%
Services                     20.2%
Basic Materials & Other      10.7%
Paper & Forest Products       0.6%
Cash & Equivalent             2.2%


                                                                             1

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1991   $10,311     $   520      $   346    $11,177  $12,070
           1992    10,014       1,052          648     11,714   12,834
           1993    10,906       1,757        1,066     13,729   14,800
           1994    10,014       2,219        1,399     13,632   14,494
           1995    11,204       3,162        2,035     16,401   18,297
           1996    13,786       4,708        3,031     21,525   22,971
           1997    14,476       5,888        3,650     24,014   27,281
           1998    12,150       5,950        3,546     21,646   24,239
           1999    12,793       7,488        4,229     24,510   30,005
           2000    16,249      11,248        5,848     33,345   39,914
           2001    13,959      11,011        5,481     30,451   32,320
           2002    11,412       9,881        4,983     26,276   28,743
           2003    14,125      13,468        6,759     34,352   34,815
           2004    15,339      15,919        8,031     39,289   42,916
           2005    19,242      21,786       10,942     51,970   56,631

           ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1991-2005. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]

                          Cumulative           Cumulative
       Market Value     Market Value of     Market Value of    Total     Total
       of Original    Shares from Capital     Shares from      market  net asset
         Shares       gains distributions   income dividends   value     value
       ------------   -------------------   ----------------  -------  ---------
91     $10,311               $   520           $   346        $11,177   $12,070
92     $10,014               $ 1,052           $   648        $11,714   $12,834
93     $10,906               $ 1,757           $ 1,066        $13,729   $14,800
94     $10,014               $ 2,219           $ 1,399        $13,632   $14,494
95     $11,204               $ 3,162           $ 2,035        $16,401   $18,297
96     $13,786               $ 4,708           $ 3,031        $21,525   $22,971
97     $14,476               $ 5,888           $ 3,650        $24,014   $27,281
98     $12,150               $ 5,950           $ 3,546        $21,646   $24,239
99     $12,793               $ 7,488           $ 4,229        $24,510   $30,005
00     $16,249               $11,248           $ 5,848        $33,345   $39,914
01     $13,959               $11,011           $ 5,481        $30,451   $32,320
02     $11,412               $ 9,881           $ 4,983        $26,276   $28,743
03     $14,125               $13,468           $ 6,759        $34,352   $34,815
04     $15,339               $15,919           $ 8,031        $39,289   $42,916
05     $19,242               $21,786           $10,942        $51,970   $56,631



2

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------



Over the last several years, the energy sector has posted strong earnings and share price performance. 2005 marked the fourth consecutive year of energy stocks outperforming the Dow Jones Industrial Average and the S&P 500 Index. In this annual report we detail our performance for 2005 and share our current outlook for the energy markets.

THE YEAR IN REVIEW

The early decline in oil and natural gas prices attributed to warm weather and high inventories was short lived. Daily news headlines quickly focused on underinvestment by the industry, supply scarcity and limited new resource potential. While demand growth, especially in China and the United States, drove energy prices in 2004, supply concerns and worldwide capacity drove prices in 2005. In fact, U.S. crude oil and natural gas prices increased an average of 36% and 45%, respectively, while U.S. energy demand was flat. The driver of the higher prices was concern about limited spare capacity, especially within OPEC. The late summer hurricane season greatly compounded the concerns about resource availability. Besides having a devastating impact on many lives, Hurricanes Katrina and Rita inflicted substantial damage to both upstream and downstream U.S. infrastructure, further propelling energy prices higher. Crude prices spiked to over $69 per barrel and natural gas exceeded $15 per thousand cubic feet (mcf). Gasoline prices increased with strong demand and topped $3.00 per gallon temporarily as a result of the hurricanes. As Gulf of Mexico supplies gradually returned to the market, commodity prices retreated to pre-hurricane levels. At year end, crude oil closed at $61.04 per barrel, compared to $42.12 at the start of the year, and natural gas closed at $11.23 per mcf versus $5.79 at the start of 2005.

Strong energy prices led to a continued increase in onshore and offshore drilling activity during 2005. U.S. land rig utilization increased during the year as the rig count rose 23% to 1,372. The increased activity pushed leading edge day rates (the daily cost to the operator of renting the drilling rig) about 50% higher for U.S. land rigs and led to a near doubling of average day rates for offshore rigs. While oil companies experienced higher costs, drilling service companies benefited from both higher activity and a significant increase in pricing throughout their product lines. In addition, drilling contractors in the Gulf of Mexico benefited from a sharp rise in day rates following the loss of or significant damage to 10 jackup rigs and 5 drilling platforms during Hurricanes Katrina and Rita.

The coal market directly benefited from the significant increase in natural gas prices. Rising natural gas prices led to a continued increase in utilization rates at U.S. coal-fired power plants. A majority of the higher demand for coal was satisfied by production out of the western U.S. As a result of the strong demand and a related increase in environmental compliance costs, the relatively clean-burning coal from the western U.S. more than doubled in price, while eastern coal prices were flat. Material and labor costs partially offset the price improvements.

PERFORMANCE

High earnings and cash flows resulted from robust industry fundamentals and strong capital discipline. Most companies reduced debt, maintained a strong financial position, initiated or expanded share repurchase programs and raised dividends. Petroleum & Resources, as well as the energy indices, significantly outperformed the S&P 500 Index and the Dow Jones Industrial Average. The total return on the Fund's net assets, including income and capital gain distributions for the calendar year, was 32.0%. Comparable figures for the S&P 500 Index and the Dow Jones Industrials were 4.9% and 1.7%, respectively. The Dow Jones Oil & Gas Index returned 32.0%. On a market value basis, Petroleum & Resources' total return was 32.3%.

Stock selection and weightings explain the performance variations between Petroleum & Resources and the indices. The Oil and Gas sector comprises only 9.3% of the S&P 500 and 77.4% of the Petroleum & Resources portfolio. Energy equities in the S&P 500 advanced 31.3% while Petroleum & Resources' energy holdings produced a return of 39.7%. The table below summarizes the weightings and performance of Petroleum & Resources versus the comparable S&P 500 figures.

                 Select S&P 500 Sectors Compared to PEO - 2005
                                S&P       PEO     S&P    PEO
                 Sector      Weighting Weighting Return Return
                 ---------------------------------------------
                 Energy         9.3%     77.4%    31.3%  39.7%
                 ---------------------------------------------
                 Materials      2.9%      7.9%     4.4%  16.9%
                 ---------------------------------------------
                 Industrials   11.3%      2.1%     2.2%  -1.5%
                 ---------------------------------------------
                 Utilities      3.3%     12.6%    16.7%  21.0%
                 ---------------------------------------------

Petroleum & Resources is a conservative equity investment in energy and natural resource companies with a broadly diversified exposure to the energy sector. Comparison against the Dow Jones Oil & Gas Index

                                                                             3

                      LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


(DJOGI) provides an industry-specific measure. Petroleum & Resources' gain on both a net asset value and market basis of 32% matched that of the DJOGI. This performance is exceptional when overlaid on our investment objectives of preservation of capital, generation of reasonable income, and providing the opportunity for capital gain. These objectives are met by stock selection across the energy spectrum. Large integrated oil companies, gas distributors, and utilities provided stability and income while exploration and production as well as oil service companies contributed greater capital appreciation. Petroleum & Resources matched the DJOGI while providing diversification and income. We are diversified in several industries not in the DJOGI, including coal, chemicals, paper, gas distributors, and water utilities. Additionally, we invest in foreign energy securities for diversification and income whereas the DJOGI does not include these equities.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2005 were $761,913,652 or $35.24 per share on 21,621,072 shares outstanding. This compares with $618,887,401 or $28.16 per share on 21,979,676 shares outstanding a year earlier.

Net investment income for 2005 was $11,391,783 compared to $8,924,453 for 2004. These earnings are equivalent to $0.53 and $0.41 per share, respectively, on the average number of shares outstanding throughout each year. As a result of the reorganization of Precision Drilling Corp. into a trust in 2005, the Corporation received dividend income of $3,032,857 or $0.14 per share. This accounts in large measure for the increase in investment income over 2004 and is not expected to recur in 2006. In 2005, our 0.59% expense ratio (expenses to average net assets) was once again at a low level compared to the industry.

Net realized gains amounted to $26,239,852 during the year, while the unrealized appreciation on investments increased from $275,422,891 at December 31, 2004 to $428,811,345 at year end, a 56% increase.

DIVIDENDS AND DISTRIBUTIONS

Total dividends and distributions paid in 2005 were $1.78 per share compared to $1.32 in 2004. As announced on November 10, 2005, a year-end distribution consisting of investment income of $0.25 and capital gains of $1.14 was made on December 27, 2005, both realized and taxable in 2005. On January 12, 2006, an additional distribution of $0.13 per share was declared payable March 1, 2006, representing undistributed net investment income and capital gains earned in 2005, taxable to shareholders in 2006.

OUTLOOK FOR 2006

The first few days of 2006 served as a reminder that oil and gas are commodities and their prices are subject to inventory levels and weather. Natural gas prices peaked at more than $11.00 per mcf then declined 16% due to warm weather and plentiful supplies. However, even after the correction, natural gas prices are at record high levels due to declining North American production compounded by the severe hurricane season. Four months after the hurricanes, about 26% of Gulf of Mexico oil production and 19% of Gulf of Mexico gas remain shut in, and the impact will linger into 2006. Therefore, we expect natural gas prices to remain at historically high levels but to experience volatility due to weather sensitivity. Gas prices for the year 2006 are expected to average slightly less than the $8.33 per mcf average for 2005, barring another strong hurricane season.

Likewise, as we move through 2006, the same influences that drove world oil prices in 2005, such as rapid world oil demand growth, low OPEC and non-OPEC spare capacity, and refinery constraints, will continue to affect oil markets. Worldwide energy demand growth is expected to continue, with the strongest gains being experienced in the Asia-Pacific region and the U.S. While production capacity growth will remain limited, new supplies both in OPEC and non-OPEC countries should match demand increases. If demand falls, OPEC appears willing to adjust quotas to maintain the oil price above $50.00 per barrel. However, geopolitical issues and weather are unknowns and will disrupt the apparent balance when they occur. We see tight oil supply-demand fundamentals persisting throughout the year but do not expect them to worsen. Accordingly, we are anticipating an oil price average of $50-$60 per barrel.

Earnings for companies in the energy sector will be strong as commodity prices remain at historically high levels. The rate of gain in earnings will slow as costs increase and revenues reflect lower prices. Large integrated energy companies and oil service firms should do well in this environment. Companies will continue to spend cash flow to generate future production gains, directly benefiting the oil service stocks. As noted earlier, returns for energy stocks have exceeded the overall market returns for several years. Since fundamentals still appear strong, we expect our portfolio to continue to perform well in 2006.

4

                      LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------



SHARE REPURCHASE PROGRAM

On December 8, 2005, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the restriction that shares can only be repurchased when the discount of the market price of the shares from the net asset value is 6.5% or greater.

From the beginning of 2006 through January 25, 2006, 35,150 shares have been repurchased at a total cost of $1,216,967 and a weighted average discount from net asset value of 8.1%.

                                  ----------

DIRECTOR CHANGES

There have been a number of changes in the composition of the Board of Directors in the past year, some of which were noted in our quarterly reports. Mr. W. David MacCallan, Chairman of the Corporation for twenty years before retiring in 1991, passed away in August. Mr. Landon Peters passed away earlier in the year and Mr. W. Perry Neff retired. Both had been directors for many years and their advice and guidance are missed. In October, Dr. Susan Schwab was nominated to be Deputy U.S. Trade Representative and confirmed in November, necessitating her resignation from the Board. Though a director for only five years, Dr. Schwab brought a fresh perspective and broad international experience to the Board that will be difficult to replace. To address these departures, the Board of Directors elected two new directors, Dr. Roger W. Gale and Dr. Craig R. Smith, who joined the Board effective December 1, 2005. Each has broad experience in corporate governance. In addition, Dr. Gale brings to the Board specific knowledge of the energy and utility industries. We welcome them and look forward to their participation in the Board's activities.

                                  ----------

The proxy statement for the Annual Meeting of Stockholders to be held in Orlando, Florida on March 28, 2006, is expected to be mailed on or about February 17, 2006.

By order of the Board of Directors,

             /s/ Douglas G. Ober
             Douglas G. Ober,

             Chairman, President and
             Chief Executive Officer

January 26, 2006

                                                                             5

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2005


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $316,230,755)                                                         $745,022,832
  Short-term investments (cost $17,168,422)                                       17,168,422
  Securities lending collateral (cost $5,809,478)                                  5,809,478 $768,000,732
---------------------------------------------------------------------------------------------
Cash                                                                                              305,614
Receivables:
  Investment securities sold                                                                        9,700
  Dividends                                                                                       771,762
Prepaid pension cost                                                                            1,032,479
Prepaid expenses and other assets                                                                 475,986
----------------------------------------------------------------------------------------------------------
      Total Assets                                                                            770,596,273
----------------------------------------------------------------------------------------------------------
Liabilities
Open written option contracts at value (proceeds $422,668)                                        403,400
Obligations to return securities lending collateral                                             5,809,478
Accrued expenses and other liabilities                                                          2,469,743
----------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                         8,682,621
----------------------------------------------------------------------------------------------------------
      Net Assets                                                                             $761,913,652
----------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized
  50,000,000 shares; issued and outstanding 21,621,072 shares (includes
  4,630 restricted shares and restricted stock units for 4,000 shares) (Note 6)              $ 21,621,072
Additional capital surplus                                                                    309,452,524
Unearned compensation -- restricted stock awards (Note 6)                                        (152,834)
Undistributed net investment income                                                               106,632
Undistributed net realized gain on investments                                                  2,074,913
Unrealized appreciation on investments                                                        428,811,345
----------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                                  $761,913,652
----------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                    $35.24
----------------------------------------------------------------------------------------------------------

* See schedule of investments on pages 14 through 16.

The accompanying notes are an integral part of the financial statements.

6

Investment Income
  Income:
    Dividends                                                      $ 14,338,074
    Interest and other income                                         1,275,182
-------------------------------------------------------------------------------
      Total income                                                   15,613,256
-------------------------------------------------------------------------------
  Expenses:
    Investment research                                               1,958,168
    Administration and operations                                       998,311
    Directors' fees                                                     309,662
    Reports and stockholder communications                              230,169
    Transfer agent, registrar and custodian expenses                    154,527
    Auditing and accounting services                                     88,133
    Legal services                                                       84,435
    Occupancy and other office expenses                                 209,850
    Travel, telephone and postage                                        71,955
    Other                                                               116,263
-------------------------------------------------------------------------------
      Total expenses                                                  4,221,473
-------------------------------------------------------------------------------
      Net Investment Income                                          11,391,783
-------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         26,239,852
  Change in unrealized appreciation on investments                  153,388,454
-------------------------------------------------------------------------------
      Net Gain on Investments                                      179,628,306
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $191,020,089
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                             7

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   For the Year Ended
                                                               --------------------------
                                                               Dec. 31, 2005 Dec. 31, 2004
------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                        $ 11,391,783  $  8,924,453
  Net realized gain on investments                               26,239,852    18,979,327
  Change in unrealized appreciation on investments              153,388,454    90,350,341
------------------------------------------------------------------------------------------
      Change in net assets resulting from operations            191,020,089   118,254,121
------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                         (12,030,248)   (9,536,803)
  Net realized gain from investment transactions                (25,924,473)  (19,037,472)
------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                 (37,954,721)  (28,574,275)
------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions             14,748,314     9,629,174
  Cost of shares purchased (note 4)                             (24,891,727)   (3,362,898)
  Deferred compensation (notes 4, 6)                                104,296        --
------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions      (10,039,117)    6,266,276
------------------------------------------------------------------------------------------
      Total Increase in Net Assets                              143,026,251    95,946,122

Net Assets:
  Beginning of year                                             618,887,401   522,941,279
------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $106,632 and $746,047, respectively)             $761,913,652  $618,887,401
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

8

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2005 was $339,178,832, and net unrealized appreciation aggregated $428,821,900, of which the related gross unrealized appreciation and depreciation were $432,696,292 and $3,874,392, respectively. As of December 31, 2005, the tax basis of distributable earnings was $1,156,731 of undistributed ordinary income and $1,402,776 of undistributed long-term capital gain.

Distributions paid by the Corporation during the year ended December 31, 2005 were classified as ordinary income of $15,437,432 and capital gain of $22,517,289. In comparison, distributions paid by the Corporation during the year ended December 31, 2004 were classified as ordinary income of $9,971,538 and capital gain of $18,602,737. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee of management and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2005 were $68,079,797 and $72,252,597, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2005 can be found on page 17.

Transactions in written covered call and collateralized put options during the year ended December 31, 2005 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
        Options outstanding,
         December 31, 2004      1,550   $ 204,167    1,470   $ 167,283
        Options written         7,570     942,954    4,950     496,306
        Options terminated in
         closing purchase
         transactions          (1,350)   (187,354)    --         --
        Options expired        (2,500)   (261,840)  (5,370)   (533,698)
        Options exercised      (3,330)   (405,150)    --         --
        ---------------------------------------------------------------
        Options outstanding,
         December 31, 2005      1,940   $ 292,777    1,050   $ 129,891
        ---------------------------------------------------------------

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2004, the Corporation issued 380,149 shares of its Common Stock at a price of $25.33 per share (the average market price on December 13, 2004) to stockholders of record November 23, 2004 who elected to take stock in payment of the distribution from 2004 capital gain and investment income.

On December 27, 2005, the Corporation issued 438,416 shares of its Common Stock at a price of $33.64 per share (the average market price on December 12, 2005) to stockholders of record November 22, 2005 who elected to take stock in payment of the distribution from 2005 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

                                                                             9

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



Transactions in Common Stock for 2005 and 2004 were as follows:

                                       Shares                  Amount
                                 ------------------  -------------------------
                                   2005      2004        2005          2004
                                 --------  --------  ------------  -----------
 Shares issued in payment
  of distributions                438,416   380,149  $ 14,748,314  $ 9,629,174
 Shares purchased
  (at an average discount
  from net asset value of 8.1%
  and 8.0%, respectively)        (806,050) (137,250)  (24,891,727)  (3,362,898)
 Restricted shares/units granted
  under the equity incentive
  compensation plan                 9,030        --       104,296           --
 ------------------------------------------------------------------------------
 Net change                      (358,604)  242,899  $(10,039,117) $ 6,266,276
 ------------------------------------------------------------------------------

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan and a non-contributory nonqualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment.

The Corporation uses a December 31 measurement date for its plans.

                                                      2005         2004
                                                   ----------  -----------
    Change in benefit obligation
    Benefit obligation at beginning of year        $4,519,368  $ 3,989,256
    Service cost                                      185,168      137,080
    Interest cost                                     281,088      245,422
    Actuarial loss                                     66,553      270,897
    Benefits paid                                    (104,925)    (123,287)
    -----------------------------------------------------------------------
    Benefit obligation at end of year              $4,947,252  $ 4,519,368
    -----------------------------------------------------------------------

    Change in plan assets
    Fair value of plan assets at beginning of year $3,505,688  $ 2,749,114
    Actual return on plan assets                      106,795      243,186
    Employer contribution                             455,520      636,675
    Benefits paid                                    (104,925)    (123,287)
    -----------------------------------------------------------------------
    Fair value of plan assets at end of year       $3,963,078  $ 3,505,688
    -----------------------------------------------------------------------

    Funded status                                  $ (984,174) $(1,013,680)
    Unrecognized net loss                           1,361,416    1,332,884
    Unrecognized prior service cost                   152,389      178,830
    -----------------------------------------------------------------------
    Net amount recognized                          $  529,631  $   498,034
    -----------------------------------------------------------------------

Amounts recognized in the statement of assets and liabilities consist of:

                                           2005        2004
                                        ----------  ---------
                  Prepaid pension cost  $1,032,479  $ 985,707
                  Accrued pension cost    (502,848)  (487,673)
                  --------------------------------------------
                  Net amount recognized $  529,631  $ 498,034
                  --------------------------------------------

The accumulated benefit obligation for all defined benefit pension plans was $3,491,069 and $3,533,866 at December 31, 2005, and 2004, respectively.

                                                    2005       2004
                                                 ---------  ---------
         Components of net periodic pension cost
         Service cost                            $ 185,168  $ 137,080
         Interest cost                             281,088    245,422
         Actual return on plan assets             (106,795)  (243,186)
         Amortization of prior service cost         54,913     57,851
         Amortization of net loss                  180,246    132,729
         Deferred asset gain                      (173,395)    26,391
         -------------------------------------------------------------
         Net periodic pension cost               $ 421,225  $ 356,287
         -------------------------------------------------------------

              Assumptions used to determine benefit obligations and
              costs are:
                                                        2005  2004
                                                        ----- -----
              Discount rate                             5.75% 5.75%
              Expected long-term return on plan assets  8.00% 8.00%
              Rate of compensation increase             7.00% 7.00%

The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2005 and 2004, by asset category, are as follows:

                                                       2005 2004
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds  70%  71%
               Fixed Income Mutual Funds                29%  25%
               Cash                                      1%   4%

Equity securities include shares of The Adams Express Company, the Corporation's non-controlled affiliate, in the amount of $203,280 (5% of total plan assets) and $201,285 (6% of total plan assets) at December 31, 2005 and 2004, respectively.

The primary objective of the Corporation's pension plan is to provide capital appreciation, current income, and preservation of capital through a portfolio of stocks and fixed income securities. The equity portion of the portfolio may range from 50% to 75% of total portfolio assets. The fixed income portion of the portfolio may range from 25% to 50% of total portfolio assets and cash may range from 0% to 25% of total portfolio assets. Subject to these allocation ranges, the portfolio may be invested in any of the following securities: common stocks, preferred stocks, American Depository Receipts, foreign securities, mutual funds, convertible securities, municipal bonds, corporate bonds, U.S. government securities and U.S. government agency securities.

10

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



The Corporation's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation anticipates making contributions of approximately $430,000 to the plans in 2006.

The following benefit payments, which reflect expected future service, are expected to be paid:

                                        Pension Benefits
                                        ----------------
                        2006               $  146,637
                        2007                  144,937
                        2008                  281,720
                        2009                  277,743
                        2010                  313,509
                        Years 2011-2015     1,615,595

The Corporation also sponsors a defined contribution plan that covers substantially all employees. The Corporation expensed contributions of $85,570 and $56,822 for the years ended December 31, 2005 and December 31, 2004, respectively. The Corporation does not provide postretirement medical benefits.

6. Stock-Based Compensation

The Stock Option Plan adopted in 1985 ("1985 Plan") permits the issuance of stock options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's Common Stock at the fair market value on the date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. Options are exercisable beginning not less than one year after the date of grant and stock appreciation rights are exercisable beginning not less than two years after the date of grant. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender. All options terminate 10 years from the date of grant if not exercised. With the adoption of the 2005 Equity Incentive Compensation Plan at the 2005 Annual Meeting, no further grants will be made under the 1985 Plan, although unexercised awards granted in 2004 and prior years remain outstanding.

A summary of option activity under the 1985 Plan as of December 31, 2005, and changes during the period then ended is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at January 1, 2005   128,543   $18.81
        Exercised                        (24,546)  15.99
        Forfeited                           --       --
        ----------------------------------------------------------------
        Outstanding at December 31, 2005 103,997   $18.24       5.07
        ----------------------------------------------------------------
        Exercisable at December 31, 2005  42,823   $18.37       4.90
        ----------------------------------------------------------------

The options outstanding as of December 31, 2005 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
       Exercise price                   Outstanding  Price   Life (Years)
       --------------                   ----------- -------- ------------
       $13.00-$15.49                       16,898    $13.25      2.06
       $15.50-$17.99                       32,301     16.39      4.42
       $18.00-$20.49                       23,057     19.70      6.39
       $20.50-$23.00                       31,741     21.73      6.40
       ------------------------------------------------------------------
       Outstanding at December 31, 2005   103,997    $18.24      5.07
       ------------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2005 was $830,097.

The 2005 Equity Incentive Compensation Plan ("2005 Plan") permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation's Common Stock. Restricted stock was granted to key employees on April 27, 2005 at fair market value on that date, vesting over a three year period. Restricted stock units were granted to non-employee directors on April 27, 2005 and to new directors on December 1, 2005 at fair market value on grant date and vest over a one year period. The total fair value of units that vested in 2005 was $12,500 due to the death of a director, which thereby accelerated the vesting schedule. The number of shares of Common Stock which remain available for future grants

                                                                             11

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


under the 2005 Plan at December 31, 2005 is 863,609 shares. The Corporation pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporation's awards granted under the 2005 Plan as of December 31, 2005, and changes during the period then ended, is presented below:

                                                  Weighted Average
                                          Shares/ Grant-Date Fair
             Awards                        Units       Value
             ------                        -----  ----------------
             Balance at January 1, 2006      --          --
             Granted:
               Restricted stock            4,630       $28.06
               Restricted stock units      4,400        28.62
             Vested                         (400)       28.06
             Forfeited                        --           --
             -----------------------------------------------------
             Balance at December 31, 2005  8,630       $28.35
             -----------------------------------------------------

Compensation costs resulting from restricted stock and restricted stock units granted under the 2005 Plan are recognized over the requisite service period based on the fair value of the awards on grant date. Any unearned compensation is subsequently expensed as services are rendered. The fair value of restricted shares is based on the average of the high and low market price on the date an award is granted. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2005 were $28,884. The total compensation costs for restricted stock units granted to non-employee directors under the 2005 Plan for the year ended December 31, 2005 were $75,412. As of December 31, 2005, there were total unrecognized compensation costs of $152,834 related to nonvested share-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.7 years.

7. EXPENSES

The aggregate remuneration paid or accrued during the year ended December 31, 2005 to officers and directors amounted to $1,504,166, of which $309,662 was paid as fees to directors who were not officers.

8. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. At December 31, 2005, the Corporation had securities on loan of $5,687,500, and held collateral of $5,809,478, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

12

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                   Year Ended December 31
                                                       ----------------------------------------------
                                                         2005     2004     2003         2002        2001
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                     $28.16   $24.06   $20.98     $24.90      $32.69
--------------------------------------------------------------------------------------------------------
    Net investment income                                 0.53*     0.41     0.38       0.42        0.49
    Net realized gains and increase (decrease)
      in unrealized appreciation                           8.29     5.05     3.89     (3.20)      (6.81)
--------------------------------------------------------------------------------------------------------
  Total from investment operations                         8.82     5.46     4.27     (2.78)      (6.32)
--------------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income                 (0.56)   (0.44)   (0.38)     (0.43)      (0.43)
    Distributions from net realized gains                (1.22)   (0.88)   (0.81)     (0.68)      (1.07)
--------------------------------------------------------------------------------------------------------
  Total distributions                                    (1.78)   (1.32)   (1.19)     (1.11)      (1.50)
--------------------------------------------------------------------------------------------------------
    Capital share repurchases                              0.10     0.01     0.02       0.01        0.06
    Reinvestment of distributions                        (0.06)   (0.05)   (0.02)     (0.04)      (0.03)
--------------------------------------------------------------------------------------------------------
  Total capital share transactions                         0.04   (0.04)     0.00     (0.03)        0.03
--------------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $35.24   $28.16   $24.06     $20.98      $24.90
--------------------------------------------------------------------------------------------------------
  Per share market price, end of year                    $32.34   $25.78   $23.74     $19.18      $23.46
--------------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                   32.3%    14.4%    30.8%    (13.7)%      (8.7)%
  Based on net asset value                                32.0%    23.3%    21.2%    (11.1)%     (19.0)%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)                   $761,914 $618,887 $522,941   $451,275    $526,492
  Ratio of expenses to average net assets                 0.59%    0.56%    0.74%      0.49%       0.35%
  Ratio of net investment income to average net assets    1.61%    1.58%    1.75%      1.84%       1.67%
  Portfolio turnover                                     10.15%   13.44%   10.20%      9.69%       6.74%
  Number of shares outstanding at end of year
    (in 000's)                                           21,621   21,980   21,737     21,510      21,148
--------------------------------------------------------------------------------------------------------

* In 2005 the Fund received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.'s reorganization.

                                                                             13

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2005



                                                   Shares    Value (A)
       -----------------------------------------------------------------
       Stocks and Convertible Securities -- 97.8%
         Energy -- 86.5%
           Internationals -- 22.4%
             BP plc ADR..........................   600,000 $ 38,532,000
             Chevron Corp........................   635,000   36,048,950
             Exxon Mobil Corp.................... 1,140,000   64,033,800
             Royal Dutch Shell plc ADR...........   275,000   16,909,750
             Total S.A. ADR......................   120,000   15,168,000
                                                            ------------
                                                             170,692,500
                                                            ------------
           Domestics -- 11.3%
             Alon USA Energy, Inc. (B)...........     6,000      117,900
             Amerada Hess Corp...................    65,000    8,243,300
             ConocoPhillips......................   510,000   29,671,800
             Holly Corp..........................   210,000   12,362,700
             Kerr-McGee Corp.....................   107,647    9,780,806
             Murphy Oil Corp.....................   256,400   13,843,036
             Valero Energy Corp..................   240,000   12,384,000
                                                            ------------
                                                              86,403,542
                                                            ------------
           Producers -- 20.3%
             Apache Corp.........................   177,000   12,128,040
             Burlington Resources Inc............   246,800   21,274,160
             Devon Energy Corp...................   355,000   22,201,700
             EOG Resources, Inc..................   345,000   25,312,650
             Newfield Exploration Co. (B)........   175,000    8,762,250
             Noble Energy, Inc...................   430,000   17,329,000
             Occidental Petroleum Corp...........   200,000   15,976,000
             Pioneer Natural Resources Co........   250,000   12,817,500
             XTO Energy Inc......................   435,000   19,113,900
                                                            ------------
                                                             154,915,200
                                                            ------------
           Distributors -- 12.3%
             AGL Resources Inc...................   170,000    5,917,700
             Duke Energy Corp. (C)...............   217,624    5,973,779
             Energen Corp........................   400,000   14,528,000
             Equitable Resources, Inc............   450,000   16,510,500
             Keyspan Corp........................    70,000    2,498,300
             MDU Resources Group, Inc............   250,000    8,185,000
             National Fuel Gas Co................   200,000    6,238,000
             New Jersey Resources Corp...........   200,000    8,378,000
             Questar Corp........................   200,000   15,140,000
             Williams Companies, Inc.............   450,000   10,426,500
                                                            ------------
                                                              93,795,779
                                                            ------------

14

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2005


                                                      Shares
                                                     or Units  Value (A)
     ---------------------------------------------------------------------
         Services -- 20.2%
           Baker Hughes Inc......................... 130,000  $  7,901,400
           BJ Services Co........................... 740,000    27,135,800
           GlobalSantaFe Corp....................... 290,000    13,963,500
           Grant Prideco Inc. (B)................... 308,000    13,588,960
           Hercules Offshore, Inc. (B).............. 126,000     3,579,660
           Nabors Industries Ltd. (B)............... 260,000    19,695,000
           Noble Corp............................... 185,000    13,049,900
           Precision Drilling Income Trust Units.... 300,000     9,870,000
           Schlumberger Ltd......................... 280,000    27,202,000
           Weatherford International Ltd. (B)....... 493,560    17,866,872
                                                              ------------
                                                               153,853,092
                                                              ------------
       Basic Industries -- 11.3%
         Basic Materials & Other -- 10.7%
           Air Products and Chemicals, Inc.......... 125,000     7,398,750
           Aqua America, Inc........................ 394,799    10,778,013
           Arch Coal Inc............................ 200,000    15,900,000
           Consol Energy Inc........................ 178,700    11,647,666
           duPont (E.I.) de Nemours and Co.......... 157,500     6,693,750
           General Electric Co...................... 454,800    15,940,740
           Martin Marietta Materials, Inc...........  40,000     3,068,800
           Rohm & Haas Co........................... 200,000     9,684,000
                                                              ------------
                                                                81,111,719
                                                              ------------
         Paper and Forest Products -- 0.6%
           Smurfit-Stone Container Corp. (B)........ 300,000     4,251,000
                                                              ------------
     Total Stocks and Convertible Securities
       (Cost $316,230,755) (D)......................          $745,022,832
                                                              ------------


                                                                             15

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2005



                                                                 Prin. Amt.   Value (A)
-----------------------------------------------------------------------------------------
Short-Term Investments -- 2.2%
  U.S. Government Obligations -- 1.0%
    U.S. Treasury Bills, 3.91%, due 2/16/06..................... $7,500,000 $  7,462,529
                                                                            ------------
  Time Deposit -- 0.1%
    Wachovia Bank Grand Cayman, 3.30%, due 1/3/06...............                 463,973
                                                                            ------------
  Commercial Paper -- 1.2%
    American General Finance, Inc., 4.30%, due 1/10/06..........  4,750,000    4,744,043
    General Electric Capital Corp., 4.23-4.26%, due 1/5/06......  4,500,000    4,497,877
                                                                            ------------
                                                                               9,241,920
                                                                            ------------

Total Short-Term Investments
  (Cost $17,168,422)............................................              17,168,422
                                                                            ------------
Securities Lending Collateral -- 0.8%
    Brown Brothers Investment Trust, 4.23%, due 1/3/06..........               5,809,478
                                                                            ------------
Total Securities Lending Collateral
  (Cost $5,809,478).............................................               5,809,478
                                                                            ------------

Total Investments -- 100.8%
  (Cost $339,208,655)...........................................             768,000,732
    Cash, receivables, prepaid expenses and other assets, less
      liabilities -- (0.8)%.....................................              (6,087,080)
                                                                            ------------
Net Assets -- 100%..............................................            $761,913,652

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) All or a portion of these securities are on loan. See Note 8 to Financial Statements.
(D) The aggregate market value of stocks held in escrow at December 31, 2005 covering open call option contracts written was $13,289,140. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $5,437,500.


16

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2005

    Contracts                                         Contract
   (100 shares                                 Strike Expiration  Appreciation/
      each)               Security             Price   Date       (Depreciation)
   -----------------------------------------------------------------------------

                        COVERED CALLS
       120     Apache Corp.................... $ 70   Jan   06       $  9,239
       150     Aqua America, Inc..............   30   Jun   06         (3,291)
       150     Burlington Resources Inc.......   80   Jan   06        (84,450)
       200     ConocoPhillips.................   65   Feb   06          7,399
       200     ConocoPhillips.................   75   May   06         11,399
       100     Devon Energy Corp..............   65   Jan   06          1,699
       100     EOG Resources, Inc.............   70   Jan   06        (22,801)
       100     EOG Resources, Inc.............   85   Jan   06         27,199
        50     Kerr-McGee Corp................  100   Feb   06          3,100
        50     Kerr-McGee Corp................  100   Apr   06          3,849
       100     Kerr-McGee Corp................  105   Jul   06          6,699
       100     Martin Marietta Materials, Inc.   75   Jan   06        (22,300)
       100     Pioneer Natural Resources Co...   65   Mar   06          5,199
       250     Royal Dutch Shell plc..........   70   Jan   06         21,748
       150     Schlumberger Ltd...............  100   Jan   06         (2,700)
        20     Total S.A......................  155   May   06          2,640
      -----                                                          --------
     1,940..                                                          (35,372)
      -----                                                          --------

                     COLLATERALIZED PUTS
       100     Consol Energy Inc..............   50   Jan   06         11,199
       150     Exxon Mobil Corp...............   55   Jan   06         16,798
       250     Exxon Mobil Corp............... 52.50  Apr   06         (7,000)
       150     Exxon Mobil Corp...............   50   Jul   06         (3,450)
       100     Martin Marietta Materials, Inc.   65   Jan   06         11,449
       100     Martin Marietta Materials, Inc.   65   Apr   06         11,945
       200     Valero Energy Corp............. 37.50  Jan   06         13,699
      -----                                                          --------
     1,050..                                                           54,640
      -----                                                          --------
                                                                     $ 19,268
                                                                     ========


                                                                             17

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2005
                                  (unaudited)

                                                   Shares or Units
                                      -----------------------------------------
                                                                      Held
                                       Additions     Reductions   Dec. 31, 2005
-------------------------------------------------------------------------------
Aqua America, Inc....................  104,999/(1)/   25,200         394,799
Arch Coal Inc........................   40,000                       200,000
Consol Energy Inc....................   20,000                       178,700
Hercules Offshore, Inc...............  126,000                       126,000
Precision Drilling Income Trust Units  300,000/(2)/                  300,000
Valero Energy Corp...................  160,000/(3)/                  240,000
Weatherford International Ltd........  288,560/(4)/                  493,560
AGL Resources Inc....................                 27,000         170,000
ConocoPhillips.......................                 50,000         510,000
Martin Marietta Materials, Inc.......                 20,000          40,000
New Jersey Resources Corp............                 23,800         200,000
Pioneer Natural Resources Co.........                 41,000         250,000
Precision Drilling Corp..............                200,000/(2)/      --
--------
/(1) /By stock split.
/(2) /Received one share of Precision Drilling Income Trust Units for each share of Precision Drilling Corp. surrendered.
/(3) /Received 120,000 shares by stock split.
/(4) /Received 246,780 shares by stock split. Received 41,780 shares by stock dividend on shares of Precision Drilling Corp. held.
                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

18

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------



To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 13, 2006


                           -------------------------

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------


                                                  Dividends  Distributions
                                                   From Net    From Net
                                       Net Asset  Investment   Realized
               Value of      Shares      Value      Income       Gains
     Dec. 31  Net Assets  Outstanding* Per Share* Per Share*  Per Share*
     ---------------------------------------------------------------------
      1991   $314,024,187  16,778,358    $18.71      $.61        $ .82
      1992    320,241,282  17,369,255     18.44       .51          .82
      1993    355,836,592  18,010,007     19.76       .55          .87
      1994    332,279,398  18,570,450     17.89       .61          .79
      1995    401,404,971  19,109,075     21.01       .58          .81
      1996    484,588,990  19,598,729     24.73       .55          .88
      1997    556,452,549  20,134,181     27.64       .51         1.04
      1998    474,821,118  20,762,063     22.87       .52         1.01
      1999    565,075,001  21,471,270     26.32       .48         1.07
      2000    688,172,867  21,053,644     32.69       .39         1.35
      2001    526,491,798  21,147,563     24.90       .43         1.07
      2002    451,275,463  21,510,067     20.98       .43          .68
      2003    522,941,279  21,736,777     24.06       .38          .81
      2004    618,887,401  21,979,676     28.16       .44          .88
      2005    761,913,652  21,621,072     35.24       .56         1.22

--------
*Adjusted for 3-for-2 stock split effected in October 2000.


                                                                             19

                               OTHER INFORMATION
--------------------------------------------------------------------------------


STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation's Forms N-Q are available on the Commission's website at www.sec.gov. The Corporation's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com, under the heading "Financial Reports".

ANNUAL CERTIFICATION

The Corporation's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 are available (i) without charge, upon request, by calling the Corporation's toll free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

20

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 22).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, often with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at
(800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 22.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

                                                                             21

               SHAREHOLDER INFORMATION AND SERVICES (CONTINUED)
--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

               Initial Enrollment and
                Optional Cash Investments
               Service Fee                   $2.50 per investment
               Brokerage Commission               $0.05 per share

               Reinvestment of Dividends*
               Service Fee                  2% of amount invested
                                (maximum of $2.50 per investment)
               Brokerage Commission               $0.05 per share

               Sale of Shares
               Service Fee                                 $10.00
               Brokerage Commission               $0.05 per share

               Deposit of Certificates for
                safekeeping(waived if sold)                 $7.50
               Book to Book Transfers                    Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

22

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------



                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                          Position  Term   Length                                 Complex
Personal                  Held with of     of Time Principal Occupations          Overseen    Other
Information               the Fund  Office Served  During the Last 5 Years        by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and       Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   Economics, formerly Vice                   Express Company and Credit
 Suite 1140                                        Dean of Academic Affairs of                Suisse Asset Management
 Baltimore, MD 21202                               the Graduate School of                     Funds (28 funds) (investment
 Age 64                                            Business, Columbia University.             companies).
--------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of             Two         Director of The Adams
 7 St. Paul Street,                  Year   2003   International Trade Solutions,             Express Company
 Suite 1140                                        Inc. (consultants). Formerly               (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,             Warner Inc. (industrial),
 Age 62                                            Columbia, South Carolina, and              Mohawk Industries Inc.
                                                   Vice President of Warnaco Inc.             (carpets and flooring).
                                                   (apparel).
--------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Chairman, The National         Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   YMCA Fund Inc. Retired                     Express Company
 Suite 1140                                        Executive Vice President of                (investment company).
 Baltimore, MD 21202                               NYNEX Corp.
 Age 81                                            (communications), retired
                                                   Chairman of The Board of both
                                                   NYNEX Information
                                                   Resources Co. and NYNEX
                                                   Mobile Communications Co.
                                                   Previously Executive Vice
                                                   President and Director of New
                                                   York Telephone Company.
--------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale            Director   One    Since  President & CEO of GF          Two         Director of The Adams
 7 St. Paul Street,                  Year   Dec.   Energy, LLC (consultants to                Express Company
 Suite 1140                                 2005   electric power companies).                 (investment company), Ormat
 Baltimore, MD                                     Formerly member of                         (geothermal and renewable
 21202                                             management group, PA                       energy), and U.S. Energy
 Age 59                                            Consulting Group (energy                   Association.
                                                   consultants).
--------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor, Chairman of Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   the Board, Photonics Products              Express Company and
 Suite 1140                                        Inc. (crystals). Formerly                  Cornerstone Funds, Inc.
 Baltimore, MD 21202                               Chairman of the Board and                  (3 funds) (investment
 Age 87                                            CEO of Greiner Engineering                 companies).
                                                   Inc. (formerly Systems
                                                   Planning Corp.) (consultants),
                                                   and Chief Investment Officer
                                                   of the Ford Foundation
                                                   (charitable foundation).
--------------------------------------------------------------------------------------------------------------------------

 Kathleen T. McGahran,    Director   One    Since  Principal & Director of Pelham Two         Director of The Adams
 Ph.D., J.D., C.P.A                  Year   2003   Associates, Inc. (executive                Express Company
 7 St. Paul Street,                                education), Adjunct Associate              (investment company).
 Suite 1140                                        Professor, Columbia Executive
 Baltimore, Md 21202                               Education, Graduate School of
 Age 55                                            Business, Columbia University.
                                                   Formerly Associate Dean and
                                                   Director of Executive
                                                   Education, and Associate
                                                   Professor, Columbia
                                                   University.
--------------------------------------------------------------------------------------------------------------------------


                                                                             23

                        BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                       Position  Term   Length                                   Complex
Personal               Held with of     of Time  Principal Occupations           Overseen    Other
Information            the Fund  Office Served   During the Last 5 Years         by Director Directorships
-------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 John J. Roberts       Director   One   Since    Retired Senior Advisor,             Two     Director of The Adams
 7 St. Paul Street,               Year  1987     formerly Vice-Chairman                      Express Company
 Suite 1140                                      External Affairs, American                  (investment company) and
 Baltimore, MD 21202                             International Group, Inc.                   Honorary Director of
 Age 83                                          (insurance). Formerly                       American International
                                                 Chairman and CEO of                         Group, Inc.
                                                 American International
                                                 Underwriters Corporation.
                                                 Previously President of
                                                 American International
                                                 Underwriters Corporation-U.S./
                                                 Overseas Operations.
-------------------------------------------------------------------------------------------------------------------------
 Craig R. Smith, M.D.  Director   One   Since    President, Williston Consulting     Two     Director of The Adams
 7 St. Paul Street,               Year  Dec.     LLC (consultants to                         Express Company
 Suite 1140                             2005     pharmaceutical and                          (investment company),
 Baltimore, MD 21202                             biotechnology industries).                  LaJolla Pharmaceutical
 Age 59                                          Formerly Chairman, President                Company, and Depomed, Inc.
                                                 & CEO of Guilford                           (specialty pharmaceuticals).
                                                 Pharmaceuticals
                                                 (pharmaceuticals and
                                                 biotechnology).
-------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson   Director   One   Since    Retired President of the            Two     Director of The Adams
 7 St. Paul Street,               Year  1975     Corporation (since 1986) and                Express Company
 Suite 1140                                      retired President of The Adams              (investment company).
 Baltimore, MD 21202                             Express Company (since 1986).
 Age 85
-------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober       Director,  One   Director Chairman & CEO of the               Two     Director of The Adams
 7 St. Paul Street,    Chairman,  Year  since    Corporation and The Adams                   Express Company
 Suite 1140            President        1989;    Express Company.                            (investment company).
 Baltimore, MD 21202   and CEO          Chairman
 Age 59                                 of the
                                        Board
                                        since
                                        1991
-------------------------------------------------------------------------------------------------------------------------

24

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/(1)(3) /  Kathleen T.
                                          McGahran/(2)(4)/
             Phyllis O. Bonanno/(1)(3)/
                                        Douglas G. Ober/(1)/
             Daniel E. Emerson/(2)(3) /
                                        John J. Roberts/(1)(3)/
             Roger W. Gale/(3)(4)/
                                        Craig R. Smith/(2)(4)/
             Thomas H. Lenagh/(1)(4) /
                                        Robert J.M. Wilson/(1)(2)/

                       --------
                     /(1)/ Member of Executive Committee
                     /(2)/ Member of Audit Committee
                     /(3)/ Member of Compensation Committee
                     /(4)/ Member of Retirement Benefits Committee


                                   Officers

             Douglas G. Ober            Chairman, President
                                          and Chief Executive
                                          Officer

             Joseph M. Truta            Executive Vice President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Nancy J.F. Prue            Vice President

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. The code of ethics is available on registrant's website at: www.peteres.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any its provisions been granted.

Item 3. Audit Committee Financial Expert.

The board of directors has determined that at least one of the members of registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the board of directors has determined meets such definition is Kathleen T. McGahran, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

    (a) Audit Fees. The aggregate fees billed for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Corporation's annual and semi-annual financial statements for 2005 and 2004 were $59,201 and $47,142, respectively.

   (b) Audit Related Fees. There were no audit-related fees in 2005 and 2004.

   (c) Tax Fees. The aggregate fees billed to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2005 and 2004 were $7,964 and $8,524, respectively.

   (d) All Other Fees. The aggregate fees billed for services to the Corporation by PricewaterhouseCoopers LLP, other than for the services referenced above for 2005 and for 2004 were $800 and $0, respectively. The $800 billed for services in 2005 were in connection with the preparation and review of the registration statement filed with the
Securities and Exchange Commission relating to the 2005 Equity Incentive Compensation Plan

  (e) (1) Audit Committee Pre-Approval Policy. As of 2005, all services to be performed for registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2005 were pre-approved by the committee.

        (2) Not applicable.

  (f) Not applicable.

  (g)   The aggregate fees billed by  PricewaterhouseCoopers
LLP   for   non-audit  professional  services  rendered   to
registrant for 2005 and 2004 were $7,964 and $8,524, respectively.

  (h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.

Item 5. Audit Committee of Listed registrant's.

       (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Kathleen T. McGahran, chair, Daniel E. Emerson, Craig R. Smith and Robert J.M. Wilson.


  (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES & PROCEDURES

Petroleum & Resources Corporation (Petroleum) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio   company  management's
recommendation are:

Stock Options
Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/ Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. Staggered boards are used to help create a roadblock to a possible takeover of a company or to entrench incumbent management and board. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as anti-takeover provisions. For example, we generally vote in favor of stockholder proposals to rescind or require a stockholder vote on anti-takeover provisions such as poison pills and the like.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is reasonable and vote in accordance with managements recommendation on these types of proposals.

Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

(a) (1) Douglas G. Ober, Chairman, Chief Executive Officer, and President, and Joseph M. Truta, Executive Vice President, comprise the 2 person portfolio management team for the registrant. Mr. Ober and Mr. Truta have served as portfolio managers for the registrant since 1991. This information is as of February 13, 2006. Mr. Ober is the lead member of the portfolio management team. Mr. Ober and Mr. Truta receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of both portfolio managers is required for an investment recommendation to be approved.

     (2) Mr. Ober and Mr. Truta also comprise the portfolio management team for registrant's non-controlled affiliate, The Adams Express Company (Adams), a registered investment company with total net assets of $1,266,728,652 as of December 31, 2005. Mr. Ober is Chairman and Chief Executive Officer of Adams and Mr. Truta is President. This information is as of February 13, 2006. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

   (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance over one and three year periods as well as individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year. Target incentives are set based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice President. Two-thirds of each individual's annual cash incentive is based on fund performance and one third on individual success. The portion based on performance is determined using a scale in which the target can be earned by absolute fund pre-tax performance of 10%. The scale ranges from zero to 125% of target. The result is then modified by an average of the one and three year performance of the fund relative to that of the Dow Jones Oil and Gas Index (DJOGI) and the S&P 500 Index, with 70% based upon the relative performance of the fund compared to the DJOGI and 30% based on the relative performance compared to the S&P 500. Each one percent outperformance or underperformance by the fund adds or deducts 5% from the percentage of target earned based on the scale. The maximum percentage of target which may be earned is 200% and the minimum is zero. Equity incentive compensation, based on a plan approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with vesting in equal proportions over a three year period. The size of the grants was determined by the Compensation Committee with the assistance of an outside compensation consultant. The basis for the cash incentive compensation determinations for Adams is the same as for Petroleum, except that the portion of the incentive based upon fund performance uses the S&P 500 Index as the benchmark, over a one and three year period. All of the above information is as of December 31, 2005.

  (4) Using a valuation date of December 31, 2005, Mr. Ober beneficially owns equity securities in registrant of over $1,000,000. Mr. Truta beneficially owns equity securities in registrant of over $1,000,000.

Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jul. 2005    91,700    $ 30.95      91,700       628,246
Aug. 2005   134,300    $ 31.85     134,300       493,946
Sep. 2005   104,150    $ 34.40     104,150       389,796
Oct. 2005    73,900    $ 32.81      73,900       315,896
Nov. 2005    30,900    $ 31.78      30,900       284,996
Dec. 2005    25,700    $ 33.50      25,700     1,034,677
--------   ---------  ---------   ---------    ---------
Total       460,650(1) $ 32.49     460,650(2)  1,034,677(2)

(1)    There  were no shares purchased other than through a
publicly announced plan or program.
(2.a)   The Plan was announced on December 9, 2004 and  was
reapproved on December 8, 2005.
(2.b)    The  share  amount  approved  in  2004  was  5% of
outstanding shares, or approximately 1,080,746 shares, and in 2005 was 5% of outstanding shares, or approximately
1,060,377 shares.
(2.c) The Plan will expire on or about December 8, 2006.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 13, 2006, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrant's disclosure controls and procedures. Based on that evaluation, the registrant's officers, including the PEO and PFO, concluded that, as of February 13, 2006, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       PETROLEUM & RESOURCES CORPORATION

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 13, 2006


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 13, 2006